Exhibit 4.1

Tumi Holdings, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP                  THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N . TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE TUMI HOLDINGS, INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned COMMON and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR ASSISTANT SECRETARY AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS BY NUMBER SHARES

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UTMA	–		Custodian
					(Cust)		(Minor)
TEN ENT	–	as tenants by entireties			under Uniform Transfers to Minors

JT TEN	–	as joint tenants with rig ht of survivorship			Act
		and not as tenants in common			(State)
Additional abbreviations may also be used though not in above list.

For value received              hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                                  Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                               Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.